SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): October 28, 2004

WFS Financial 2004-4 Owner Trust

(Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	333-116198-02 (Commission file number)	94-3401639 (IRS employer identification no.)

444 East Warm Springs Road #116 Las Vegas, Nevada (Address of principal executive offices)	89119 (Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-116198-02

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 10.2
EXHIBIT 10.6

ITEM 8.01 OTHER EVENTS

     In connection with the offering of WFS Financial 2004-4 Owner Trust Auto Receivable Backed Notes, attached are copies of the final Underwriting Agreement, Amended and Restated Trust Agreement, Indenture, Administration Agreement and the Sale and Servicing Agreement.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 1.1	Underwriting Agreement dated as of October 20, 2004

Exhibit 4.1	Amended and Restated Trust Agreement dated as of October 28, 2004

Exhibit 4.2	Indenture dated as of October 1, 2004

Exhibit 10.2	Sale and Servicing Agreement dated as of October 1, 2004

Exhibit 10.6	Administration Agreement dated as of October 1, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS FINANCIAL 2004-4 OWNER TRUST

	By:	WFS Financial Inc as Master Servicer

Date: November 2, 2004	/s/ MARK OLSON Mark Olson, Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.	Description	Page

1.1	Underwriting Agreement dated as of October 20, 2004

4.1	Amended and Restated Trust Agreement dated as of October 28, 2004

4.2	Indenture dated as of October 1, 2004

10.2	Sale and Servicing Agreement dated as of October 1, 2004

10.6	Administration Agreement dated as of October 1, 2004

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